                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-105706 and 333-34092 of The Hartford Financial Services Group, Inc. on Form S-8 of our report dated June 15, 2004, appearing in this Annual Report on Form 11-K/A of The Hartford Investment and Savings Plan for the year ended December 31, 2003.

DELOITTE & TOUCHE LLP
Hartford, Connecticut
July 16, 2004